INSTRUMENT OF AMENDMENT TO THE
MDU RESOURCES GROUP, INC.
401(k) RETIREMENT PLAN

The MDU Resources Group, Inc. 401(k) Retirement Plan, as restated March 1, 2011 and further amended (the “Plan”), is hereby further amended, effective September 23, 2013, as follows:

By adding the following new entry to Schedule B:

Knife River Corporation - Northwest (Utah Division) shall make supplemental contributions on behalf of its Davis‑Bacon Employees in such amounts as may be necessary to satisfy the required Prevailing Wage Law fringe cost without regard to any employer Matching Contributions pursuant to Supplement G.
Effective as of September 23, 2013.
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Explanation: This amendment provides the manner in which the above Participating Affiliate is implementing the provisions of the Davis-Bacon (Supplement G) feature.

IN WITNESS WHEREOF, MDU Resources Group, Inc., as Sponsoring Employer of the Plan, has caused this amendment to be duly executed by a member of the MDU Resources Group, Inc. Employee Benefits Committee (“EBC”) on this 23 day of September, 2013.

MDU RESOURCES GROUP, INC.
EMPLOYEE BENEFITS COMMITTEE

BY:	/s/ Doran N. Schwartz
Doran N. Schwartz, Chairman